SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 25, 2005

EAGLE HOSPITALITY PROPERTIES TRUST, INC.

(Exact name of registrant specified in its charter)

Maryland	001-32279	55-0862656
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 E. RiverCenter Blvd., Suite 480

Covington, KY 41011

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (859) 581-5900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

On July 25, 2005, the Audit Committee of Eagle Hospitality Properties Trust, Inc. (the “Company”) dismissed Grant Thornton LLP as the independent registered public accounting firm for the Company.

The reports of Grant Thornton LLP on the Company’s and its predecessor’s consolidated financial statements for the years ended December 31, 2004 and December 31, 2003, respectively, did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principle.

As to the Company and its predecessor, during the years ended December 31, 2004 and December 31, 2003, and through July 25, 2005, there were no disagreements with Grant Thornton LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Grant Thornton LLP, would have caused them to make reference thereto in their reports on any of our financial statements. As to the Company and its predecessor, during the years ended December 31, 2004 and December 31, 2003, and through July 25, 2005, there were no “reportable events” requiring disclosure pursuant to paragraph (a)(1)(v) of Item 304 of Regulation S-K.

The Company has provided Grant Thornton LLP with a copy of this Form 8-K prior to its filing with the SEC and requested Grant Thornton LLP to furnish a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such a letter from Grant Thornton LLP will be filed as Exhibit 16 to an amendment of this Form 8-K as soon as practicable after receipt thereof.

On July 25, 2005, the Company’s Audit Committee engaged Ernst & Young LLP as its new independent registered public accounting firm. During the two-year period ended December 31, 2004 and the period from January 1, 2005 through July 24, 2005, neither the Company, its predecessor nor anyone on its or their behalf consulted with Ernst & Young LLP regarding: (i) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s or predecessor’s financial statements; or (ii) any matter that was either the subject of a disagreement or a reportable event, as those terms are defined in Item 304(a)(1)(iv) and (v) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits

No.	Description
16	Letter re Change in Certifying Accountant (to be filed by amendment)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EAGLE HOSPITALITY PROPERTIES TRUST, INC.

By:	/s/ Raymond D. Martz
Raymond D. Martz
Chief Financial Officer, Secretary and Treasurer

Dated: July 29, 2005

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